                            BUSINESS RESOURCE GROUP
                          PRO FORMA CONDENSED COMBINED
                                 BALANCE SHEET
                                  (UNAUDITED)


                                                                                                     Pro forma
                                                                                                     Combined
                                               BRG          OFN       Combined     Pro forma       Balance Sheet
                                            4/30/98      4/30/98      4/30/98     Adjustments         4/30/98
                                          -----------------------------------------------------------------------
                 ASSETS
Current assets:
    Cash and equivalents                           636          233          869             -               869
    Accounts receivable, net                    14,866          453       15,319             -            15,319
    Inventory                                    8,211          490        8,701             -             8,701
    Prepaids and other current assets            2,110           27        2,137             -             2,137
                                          -----------------------------------------------------------------------
        Total current assets                    25,823        1,203       27,026             -            27,026

Property and equipment, net                      2,344           45        2,389             -             2,389
Goodwill                                             -            -            -         2,341  (1)        2,341
Other assets                                       819           15          834             -               834
                                          -----------------------------------------------------------------------
                                                28,986        1,263       30,249         2,341            32,590
                                          =======================================================================

   LIABILITIES AND SHAREHOLDERS EQUITY

Current liabilities:
    Line of credit                               4,990            -        4,990         2,093  (1)        7,083
    Accounts payable                             6,678           78        6,756             -             6,756
    Accrued liabilities                          3,906          114        4,020             -             4,020
    Current portion, notes payable                   -            -            -           356  (1)          356
    Income taxes payable                           316            -          316             -               316
                                          -----------------------------------------------------------------------
        Total current liabilities               15,890          192       16,082         2,449            18,531

Deferred income tax liability                       75            -           75             -                75
Notes payable                                        -            -            -           713  (1)          713

Shareholder's equity:
    Common stock                                    49            5           54            (5) (2)           49
    Additional paid-in capital                  11,016            -       11,016           250  (1)       11,266
    Retained earnings                            1,956        1,066        3,022        (1,066) (2)        1,956
                                          -----------------------------------------------------------------------
        Total shareholder's equity              13,021        1,071       14,092          (821)           13,271
                                          -----------------------------------------------------------------------
                                                28,986        1,263       30,249         2,341            32,590
                                          =======================================================================

Footnotes:

    (1) To record the acquisition of OFN, Inc. including recording goodwill ($2.3 million), borrowing from line of credit ($2.1 million), issuance of note ($1.1 million) and issuance of 100,000 Business Resource Group common stock ($250,000).

    (2) To eliminate the shareholders equity of OFN, Inc.

                            BUSINESS RESOURCE GROUP
                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                                  (UNAUDITED)


                                                BRG      OFN, Inc.                                 Pro forma
                                            12 months    12 months                                  Combined
                                               ended       ended                   Pro forma         Income
                                             10/31/97    12/31/97     Combined   Adjustments       Statement
                                           --------------------------------------------------------------------
Net Revenues                                   $ 72,701     $ 3,373     $ 76,074       $    -         $ 76,074

Cost of Net Revenues                             57,430       1,644       59,074            -           59,074
                                           --------------------------------------------------------------------

Gross Profit                                     15,271       1,729       17,000            -           17,000

Selling, General and Administrative expenses     16,622         987       17,609          117  (1)      17,726
                                           --------------------------------------------------------------------

Income (loss) from operations                    (1,351)        742         (609)        (117)            (726)

Net interest income / (expenses)                     66           -           66         (232) (2)        (166)
                                           --------------------------------------------------------------------

Income (loss) before income taxes                (1,285)        742         (543)        (349)            (892)

Income taxes                                       (523)          -         (523)         160  (3)        (363)
                                           --------------------------------------------------------------------

Net Income/(loss)                              $   (762)    $   742     $    (20)      $ (509)        $   (529)
                                           ====================================================================


Net Income/(loss) per common and common
equivalent share, basic and diluted            $  (0.16)                                              $  (0.11)
                                           =============                                          =============

Shares used on computation                        4,902                                   100  (4)       5,002
                                           =============                         =============    =============



Footnotes:

    (1) To record amortization ($117,000) of goodwill. Goodwill amortization period is 20 years.

    (2) To record estimated interest ($167,000) on line of credit borrowings for acquisition under assumption line of credit is outstanding for full year and to record interest ($64,000) on note payable issued to seller.

    (3) To record income tax expense for OFN, Inc. net of the tax benefit of pro forma adjustments.

   (4) To reflect shares issued in connection with OFN, Inc. acquisition.

                            BUSINESS RESOURCE GROUP
                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                                  (UNAUDITED)

                                                BRG       OFN, Inc.                                 Pro forma
                                             6 months     6 months                                   Combined
                                               ended        ended                   Pro forma         Income
                                             04/30/98     06/30/98     Combined   Adjustments       Statement
                                           ---------------------------------------------------------------------
Net Revenues                                   $ 40,093      $ 1,853     $ 41,946       $    -         $ 41,946

Cost of Net Revenues                             31,565          920       32,485            -           32,485
                                           ---------------------------------------------------------------------

Gross Profit                                      8,528          933        9,461            -            9,461

Selling, General and Administrative
  expenses                                        7,761          587        8,348           59  (1)       8,407
                                           ---------------------------------------------------------------------

Income from operations                              767          346        1,113          (59)           1,054

Other income / (expense):
   Net Interest Income / (expense)                  (51)           -          (51)        (116) (2)        (167)
   Gain on Sale of Assets                            50            -           50            -               50
                                           ---------------------------------------------------------------------
      Total other income / (expense)                 (1)           -           (1)        (116)            (117)
                                           ---------------------------------------------------------------------

Income before income taxes                          766          346        1,112         (175)             937

Income taxes                                        316            -          316           71  (3)         387
                                           ---------------------------------------------------------------------

Net Income                                     $    450      $   346     $    796       $ (246)        $    550
                                           =====================================================================


Basic net earnings per share:                  $   0.09                                                $   0.11
                                           =============                                           =============

Weighted average common shares outstanding        4,913                                    100  (4)       5,013
                                           =============                          =============    =============

Diluted net earnings per share:                $   0.09                                                $   0.11
                                           =============                                           =============

Total common stock and common
  stock equivalents                               4,951                                    100  (4)       5,051
                                           =============                          =============    =============

Footnotes:

    (1) To record amortization ($59,000) of goodwill for six month period. Goodwill amortization period is 20 years.

    (2) To record estimated interest ($84,000) on line of credit borrowings for acquisition under assumption line of credit is outstanding for full six months and to record six months interest ($32,000) on note payable issued to seller.

    (3) To record income tax expense for OFN, Inc. net of the tax benefit of pro forma adjustments.

    (4) To reflect shares issued in connection with OFN, Inc. acquisition.

[DELOITTE & TOUCHE LLP LOGO]



                                   OFN, INC.

                   Financial Statements as of March 31, 1998
                        and Independent Auditors' Report










---------------
Deloitte Touche
Tohmatsu
International
---------------

[DELOITTE & TOUCHE LLP LETTERHEAD]


                          INDEPENDENT AUDITORS' REPORT

To the Shareholders of
OFN, Inc.:

We have audited the accompanying balance sheet of OFN, Inc. (the Company) as of March 31, 1998, and the related statements of income, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at March 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ DELOITTE & TOUCHE LLP

May 7, 1998

                                   OFN, INC.

                                 BALANCE SHEET

                                 MARCH 31, 1998

                                     ASSETS

Current assets:
  Cash..........................................................     $  421,000
  Accounts receivable...........................................        266,000
  Inventory.....................................................        469,000
  Prepaids and other current assets.............................         18,000
                                                                     ----------
      Total current assets......................................      1,174,000

Property and equipment - net....................................         45,000

Deposits........................................................         15,000
                                                                     ----------
Total...........................................................     $1,234,000
                                                                     ==========


                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable..............................................     $   22,000
  Accrued liabilities...........................................        147,000
                                                                     ----------
      Total current liabilities.................................        169,000

Shareholders' equity:
  Common stock, no par value; 1,000,000 shares authorized;
    5,000 shares issued and outstanding.........................          5,000
  Retained earnings.............................................      1,060,000
                                                                     ----------
      Total shareholders' equity................................      1,065,000
                                                                     ----------
Total...........................................................     $1,234,000
                                                                     ==========



                       See notes to financial statements.

                                   OFN, INC.

                              STATEMENT OF INCOME

                           YEAR ENDED MARCH 31, 1998

Net revenues....................................................$ 3,431,000
Cost of net revenues............................................ (1,684,000)
                                                                -----------
Gross profit....................................................  1,747,000
Selling, general and administrative expenses....................  1,340,000
                                                                -----------
Net income......................................................$   407,000
                                                                ===========

                       See notes to financial statements.

                                   OFN, INC.

                       STATEMENT OF SHAREHOLDERS' EQUITY

                           YEAR ENDED MARCH 31, 1998


                                                Common Stock
                                            -----------------------      Retained
                                             Shares         Amount       Earnings       Total
Balances, April 1, 1997....................  5,000          $5,000       $  653,000   $  658,000
Net income.................................                                 407,000      407,000
                                             ------         ------       ----------   ----------
Balances, March 31, 1998...................  5,000          $5,000       $1,060,000   $1,065,000
                                             ======         ======       ==========   ==========


                       See notes to financial statements.

                                   OFN, INC.

                            STATEMENT OF CASH FLOWS

                           YEAR ENDED MARCH 31, 1998



Cash flows from operating activities:
 Net income...........................................................................    $407,000
 Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization.......................................................      20,000
  Changes in operating assets and liabilities:
   Inventory..........................................................................    (125,000)
   Prepaids and other current assets..................................................     (18,000)
   Accounts payable...................................................................    (112,000)
   Accrued liabilities................................................................       2,000
                                                                                          --------

     Net cash provided by operating activities........................................     174,000

Cash flows from investing activities:
 Purchase of property and equipment...................................................     (27,000)
                                                                                           -------

Increase in cash......................................................................     147,000

Cash:
 Beginning of period..................................................................     274,000
                                                                                           -------

 End of period........................................................................    $421,000
                                                                                          ========



                       See notes to financial statements.

                                   OFN, INC.

                         NOTES TO FINANCIAL STATEMENTS

                           YEAR ENDED MARCH 31, 1998

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - OFN, Inc., a California corporation (the Company), sells refurbished workspace products and services.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Such estimates include the allowance for doubtful accounts receivable, inventory reserves, estimated useful lives of fixed assets and certain accrued liabilities. Actual results could differ from those estimates.

     CONCENTRATION OF CREDIT RISK - Financial instruments that potentially subject the Company to concentration of credit risk consist of cash and accounts receivable. Management believes the credit risk associated with cash is minimal. Substantially all of the Company's business activities are located in Southern California. The Company believes that its credit evaluation, approval and monitoring processes substantially mitigate potential credit risks. Collateral generally is not required.

     CASH - Cash consists of demand deposits in a single bank.

     INVENTORY is stated at the lower of cost (determined on a standard cost basis) or market value.

     PROPERTY AND EQUIPMENT are stated at cost and are depreciated using the straight-line method over useful lives of five years.

     REVENUE RECOGNITION - Revenues from product sales are recognized upon shipment or installation of products.

2.   INCOME TAXES

     The Company is not subject to federal income taxes since it elected to be taxed as an S corporation pursuant to the Internal Revenue code. In lieu of corporate income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision for federal income taxes has been included in these financial statements. As an S corporation California requires the Company to pay tax at 1.5% of taxable income, which is included in selling, general and administrative expenses.

3.   PROPERTY AND EQUIPMENT

     Property and equipment at March 31, 1998 consist of the following:

          Office furniture and equipment ............................. $ 63,000
          Vehicles ...................................................   37,000
          Warehouse equipment ........................................   29,000
                                                                       --------
                                                                        129,000
          Accumulated depreciation ...................................  (84,000)
                                                                       --------
          Total property and equipment -- net ........................ $ 45,000
                                                                       ========

4.   ACCRUED LIABILITIES

     Accrued liabilities at March 31, 1998 consist of the following:

          Bonuses .................................................... $ 86,000
          Sales taxes ................................................   29,000
          Vacation ...................................................   20,000
          Payroll taxes ..............................................   12,000
                                                                       --------
          Total accrued liabilities .................................. $147,000
                                                                       ========

5.   LEASE OBLIGATIONS

     The Company leases operating facilities under operating leases which expire in fiscal year 2000 and may be canceled with sixty days notice after September 1998. Future scheduled lease payments under these operating leases are as follows:

     YEARS ENDING
      MARCH 31,
        1999 ......................................................... $192,000
        2000 .........................................................   95,000
                                                                       --------
      Total future payments .......................................... $287,000
                                                                       ========

     Rent expense for the year ended March 31, 1998 was approximately $190,000.


6.   MAJOR CUSTOMERS AND VENDORS

     Three customers represented 28%, 16% and 13% of accounts receivable as of March 31, 1998, respectively. Two vendors accounted for 24% and 21% of the purchases for the year ended March 31, 1998, respectively.


7.   SUBSEQUENT EVENT (UNAUDITED)

     In 1998, the Company entered into negotiations with Business Resource Group, Inc. (BRG), whereby BRG may purchase certain assets and assume certain liabilities of the Company.


                                 *  *  *  *  *